TABLE OF CONTENTS

   USAA Family of Funds                                            1
   Message from the President                                      2
   Investment Review:
      Texas Tax-Free Income Fund                                   4
      Texas Tax-Free Money Market Fund                             9
   Financial Information:
      Independent Auditors' Report                                12
      Statements of Assets and Liabilities                        13
      Portfolios of Investments in Securities:
         Texas Tax-Free Income Fund                               15
         Texas Tax-Free Money Market Fund                         18
      Notes to Portfolios of Investments                          21
      Statements of Operations                                    22
      Statements of Changes in Net Assets                         23
      Notes to Financial Statements                               24


                         Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Funds.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Texas Funds, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the funds.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1997, USAA. All rights reserved.


USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of March 31, 1997.



                                                              Average Annual Total Return(%)*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception
  Capital Appreciation
========================================================================================================
  Aggressive Growth                     10/19/81       -5.70        11.02          8.98           -
  Emerging Markets(1)                    11/7/94       12.86         -             -              8.14
  Gold(1)                                8/15/84      -24.30         6.19         -4.11           -
  Growth                                  4/5/71       10.96        14.37         10.98           -
  Growth & Income                         6/1/93       17.96         -             -             15.82
  International(1)                       7/11/88       15.64        14.34          -             10.77
  S&P 500 Index(4)                        5/1/96        -            -             -             19.78+
  World Growth(1)                        10/1/92       14.38         -             -             13.53

  Asset Allocation
==================
  Balanced Strategy(1)                    9/1/95       12.87         -             -             11.35
  Cornerstone Strategy(1)                8/15/84       13.36        13.32          8.63           -
  Growth and Tax Strategy(2)**           1/11/89        8.57        10.08          -              9.71
  Growth Strategy(1)                      9/1/95       11.02         -             -             16.09
  Income Strategy                         9/1/95        7.17         -             -              7.36

  Income-Taxable
================
  GNMA                                    2/1/91        5.59         6.94          -              7.35
  Income                                  3/4/74        4.53         7.49          8.79           -
  Income Stock                            5/4/87       14.01        13.16          -             12.49
  Short-Term Bond                         6/1/93        6.73         -             -              5.45

  Income - Tax Exempt
=====================
  Long-Term(2)**                         3/19/82        6.51         6.80          7.04           -
  Intermediate-Term(2)**                 3/19/82        5.80         6.82          6.92           -
  Short-Term(2)**                        3/19/82        4.70         4.85          5.38           -
  California Bond(2)**                    8/1/89        6.60         7.06          -              7.32
  Florida Tax-Free Income(2)**           10/1/93        6.51         -             -              3.45
  New York Bond(2)**                    10/15/90        5.89         6.60          -              8.03
  Texas Tax-Free Income(2)**              8/1/94        7.06         -             -              8.32
  Virginia Bond(2)a**                   10/15/90        5.82         7.01          -              7.80

  Money Market
==============
  Money Market(3)                         2/2/81        5.21         4.41          5.82           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.30         3.03          4.18           -
  Treasury Money Market Trust(3)          2/1/91        5.07         4.20          -              4.35
  California Money Market(2,3)**          8/1/89        3.23         2.93          -              3.62
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.20         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.16         2.80          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.22         -             -              3.30
  Virginia Money Market(2,3)**          10/15/90        3.14         2.85          -              3.19


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


1 Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.
2 Some income may be subject to state or local taxes or the federal alterna-tive minimum tax.
3 An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.
4 S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the product.
* Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.
** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.
+  Cumulative total return since inception, including account maintenance fee.



Message from the President

[Photograph of Michael J. C. Roth, CFA, President and Vice Chairman of the
 Board appears here]

At the most recent USAA Strategic Planning Conference, we spent much of our time discussing USAA's Mission and how to accomplish it in today's world. Our Mission has three main elements:

        +We want to facilitate the financial security of those whom we serve.

        +We seek to do this with highly competitive products and services.

        +In so doing, we want to be the provider of choice to the military community.

One evening I sat down and considered each of these separately. Perhaps the most interesting outcome was my thoughts on financial security. What does that mean to those who make up the USAA family?

I set down these  elements:

        +Housing  and caring for a family
        +Pursuing a rewarding career
        +Providing for children's educations
        +Providing proper medical care
        +Protecting the family against accidents and emergencies
        +Providing for a comfortable  retirement
        +Perhaps providing comfort to aging parents
        +Creating an estate plan that will serve well those who survive you +Enjoying life

The last point struck me especially.

Financial planning almost always focuses on the very serious reasons to save and invest. But there needs to be a balance in people's lives. Here I have learned a valuable lesson from my wife, Jutta. She has special china and silver. However, she has always said, "Nothing is stored away in cabinets. I use it as often as I can. These things are meant to be enjoyed."

This philosophy meshed very well with my ideas on saving. Here too I have urged balance. You must save for the future, but you must not strangle on that saving. You should use plans like 401(k)s and IRAs, but you should also set something aside for now. That means saving in accounts that are not tax-sheltered, and that means looking at vehicles like tax-exempt bond and money market funds. They can perform the job of controlling overall portfolio risk, just as they would in an IRA by combining equity and taxable bond funds. In this case, they are valuable tools in helping your after-tax return while you enjoy life, the most pleasant outcome of financial planning.

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


                            USAA Funds Rated 5 Stars
                             on Overall Performance

Five-star ratings for overall risk-adjusted performance have been awarded by Morningstar for USAA Funds as of March 31, 1997.*

USAA Tax Exempt Intermediate-Term Fund & USAA Tax Exempt Short-Term Fund were rated 5 Stars overall among 1,751, 1,237, 601, and 267 municipal bond funds for the 1-,3-,5-, and 10-year periods, respectively.

USAA Growth & Income Fund was rated 5 Stars for the 3-year period and 4 Stars for the 1-year period among 1,919 and 3,048 domestic equity funds, respectively.

USAA International Fund was rated 5 Stars for the 5-year period and 4 Stars for the 1- and 3-year periods overall and among 219, 939, and 478 international equity funds, respectively.

*Morningstar proprietary ratings reflect historical risk-adjusted performance through March, 31 1997. The ratings are subject to change monthly. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year average annual total returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day T-bill returns. The one-year rating is calculated using the same methodology, but is not a component of the overall rating. Ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

For more information about mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call for a prospectus. Read it carefully before investing.


                          Investment Review

TEXAS TAX-FREE INCOME FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes.

TYPES OF INVESTMENTS: Invests primarily in investment grade Texas tax-exempt securities.

                                       3/31/96              3/31/97
Net Assets.....................     $8.1 Million        $11.2 Million
Net Asset Value Per Share......        $10.45              $10.38*

Average Annual Total Returns as of 3/31/97
1 Year........................................................   7.06%
Since inception on August 1, 1994.............................   8.32%
30-Day SEC Yield** on March 31, 1997..........................   5.56%

 * A capital gain distribution of $.196 was made in May 1996.
**Calculated as prescribed by the securities and exchange commission

A graph is shown here which is a comparison of the change in value of a $10,000 investment for the period of 8/1/94 to 3/31/97, with dividends and capital gains reinvested. The ending values for the items graphed are:

Lehman Brothers Muni Bond Index               $11,925
USAA Texas Tax-Free Income Fund                12,389
Lipper Texas Municipal Debt Funds Average      11,786

The broad-based Lehman Brothers Municipal Bond Index is an unmanaged index that tracks total return performance for the long-term investment grade tax-exempt bond market. The Lipper Texas Municipal Debt Funds Average is the average performance level of all Texas Municipal Debt Funds, as computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. All tax-exempt bond funds will find it difficult to outperform the Lehman Index, since funds have expenses.

Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.


                       Message from the Manager

[A photograph of Robert R. Pariseau, CFA appears here]

The Envy of the  World
Since 1983, the United States economy has enjoyed impressive, but not spectacular, growth with steadily rising employment, relatively low inflation and only one short recession in these 14 years. Using conventional wisdom from the 1970's and early 1980's, an economist would expect such sustained growth to strain production capacity and trigger higher prices. However, since 1991, inflation has been consistently below 3.5%, as measured by the Consumer Price Index.

Has inflation been tamed? My first boss at USAA, Harry Miller, Senior Vice President for Equity Investments, taught me that the four most dangerous words in investing are - "it's different this time." Fixed income investors demand higher interest rates when the inflation rate accelerates, because their future interest payments will have less purchasing power. Since bond prices fall when interest rates rise, the bond market reacts negatively to the threat of higher inflation.

What Is Different This Time?
Compared to earlier decades, quite different factors now influence the many pieces of the economic puzzle. For example: Have computer technology and just-in-time manufacturing increased productivity and smoothed economic cycles? Are workers and managers too concerned about job security and benefits to demand a raise? Have manufacturers lost pricing power to global competitors? Has the threat of reform tamed the excessive growth in healthcare costs? Will the new fiscal conservatism prevail in Congress? Finally, will these factors continue to dampen inflationary pressures; or, are they temporary in nature?

A Preemptive Move
Chairman Greenspan and the Federal Reserve Board (the "Fed") grappled with these issues over the last year. Their dilemma - although economic statistics still indicated benign inflation, economic growth has been vibrant. After concluding it was too risky to wait for inflation to accelerate, the Fed raised the federal funds rate on March 25 by .25% to 5.50%. This was the first increase since February 1995. Inflation won't have a free ride on their watch! As the adage goes, the Fed's job is to remove the punch bowl just before the party really gets going. I believe the Fed hopes that a preemptive rate increase now would slow the economy, restrain inflation, and eliminate the need for a more forceful response later.

Portfolio Strategy
What should investors do? For many investors, a diversified portfolio of stocks, bonds, and cash equivalents (money market or short-term bond funds) gives them the confidence to endure the bumps in the road. As I have said in the past, no one has yet proven that they can consistently predict the future of interest rates. Rather than chasing the market, I follow a strategy of generating maximum tax-exempt income that potentially should produce the best after-tax total return over a 3-5 year investment horizon. Since I tend to focus on maturities 20 years or longer, this Fund will generally be more volatile than a fund with a shorter average maturity. Potentially, investors should be rewarded over time with higher tax-free income and the volatility, both up and down, typically evens out.

Focus on Healthcare
You may notice that healthcare-related bonds are the largest "industry" segment for this Fund. I actively seek healthcare providers with certain credit characteristics. Typically, they yield more because of the uncertainty of healthcare reform and excess capacity in some markets. I believe we have picked the winners. Healthcare has been and will continue to be an essential service. Those providers with dominant market share, solidly profitable operations, and talented management will not just survive, but thrive in a more competitive environment.

Bond Selection
You may be interested to know what isn't in the Fund. The Fund currently owns no lease revenue bonds that rely upon a local municipality, such as a city or county, to appropriate annually the debt service from their General Fund. Unless extenuating circumstances exist, an analyst cannot confidently predict debt service payments that depend upon the actions of an elected governmental body five or ten years into the future.

Since considerable public controversy typically embroils sports stadium financing, I tend to avoid these bonds also. As I have said before, I do not buy exotic derivatives, futures contracts, or bonds subject to the alternative minimum tax (AMT).

Interest Rates
Interest rates on the 30-year U.S. Treasury Bond(1) (the "Long Bond") began the reporting period at 6.67% on March 29, 1996. Over the next seven months, rates traded nervously in a choppy range from 6.60% to 7.19%, falling to a fiscal year low of 6.35% in November 1996. In December, Long Bond rates began an upward trend closing the year at 7.10% on March 31, 1997. The yield on the Bond Buyer 40-Bond Index (BBI40), the industry standard for long-term, investment-grade municipal bonds, behaved similarly. The BBI40 began the one-year period at 5.96% on March 29, 1996, but closed slightly lower at 5.95% on March 31, 1997.

(1) The 30-year Treasury Bond is generally considered the benchmark for long-term interest rates in the U.S.

Your Fund's Performance
Your Fund's net asset value per share increased by $.13, or 1.2%, since March 31, 1996, after adjusting for the $.196 capital gain distributed on May 14, 1996. The Fund's performance compared very favorably to its peer group. While past performance is no guarantee of future results, the Fund's dividend distribution yield(2) for the past 12 months was 5.64%, as compared to Lipper's Texas Municipal Debt Funds average of 4.99% for the 20 funds in the category.(3) For the same period and category, the Fund was ranked #1 for its total return of 7.06%, as compared to the Lipper average of 5.10%.(4)

(2) 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions.
(3) Lipper Analytical Services is an independent organization that monitors the performance of mutual funds.
(4) Total return equals income return plus share price change and assumes reinvestment of all dividends and capital gain distributions. See the Fund's average annual total return figures under Investment Review on page 4.

A graph is shown here comparing the 12-month dividend yield of the USAA Texas Tax-Free Income Fund and the Lipper Texas Municipal Debt Funds Average from 3/31/96 to 3/31/97. The vertical axis shows the yield and the horizontal axis shows the time period. The values are:

USAA Texas
 Tax-Free
 Income Fund        5.50    5.60

Lipper. Texas
 Muni. Debt
 Funds Avg.         5.00    5.00

The Lipper Texas Municipal Debt Funds Average is computed by Lipper Analytical Services, an independent organization that monitors the performance of mutual funds. 12-month dividend yield is computed by dividing income dividends paid during the previous 12 months by the latest month-end net asset value adjusted for capital gains distributions. The graph represents data from 3/31/96 to 3/31/97.

The State of Texas
Job growth "slowed" in Texas to a 2.8% increase in 1996. Last year, the state created 227,600 jobs which exceeded the nation's 2.1% growth rate. The service sector is the major source of growth and includes transportation, public utilities, finance, insurance and government--not just fast food restaurants. Paced by the high-tech industry, manufacturing employment is up 8% over the last four years. Even the oil and gas industry achieved its first annual increase since 1991. At year end 1996, Texas' unemployment rate matched the nation's of 5.3%.

Retail sales are booming - up 8.7% annually since 1991. Per capita income has made steady improvements but still lags the nation. Texas trade with Mexico increased 20% in 1996, reversing an 8% decline in 1995. With a young population and growing trade opportunities, the future is bright for the Lone Star State. Reflecting economic growth and stable financial strength, all three rating agencies rate the state as a "AA" credit.

Governor George Bush is petitioning lawmakers to approve his tax restructuring plan. The Governor wants to drastically reduce property taxes, currently disproportionately high compared to some states, and shift to higher and broader sales, business and franchise taxes. He has ruled out the possibility of a state income tax. Local school districts would then receive more state funding and rely less on their local property taxes. At this point, we do not anticipate any negative credit implications for local school districts or municipalities.

The table below compares the yield of the USAA Texas Tax-Free Income Fund with a taxable equivalent investment.

To match the Texas Tax-Free Income Fund's closing 30-Day SEC yield of 5.56% and:

                                      Assuming a Marginal Federal Tax Rate of:
                                        28%          31%        36%      39.6%
A fully taxable investment must pay:  7.72%        8.06%      8.69%      9.21%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA Family of Funds.

A pie chart is shown here depicting the Portfolio Ratings/Mix as of March 31, 1997 of the USAA Texas Tax-Free Income Fund to be:
AAA - 23%, AA - 22%, A - 13%, BBB - 41%, and Cash Equivalents - 1%.

This chart reflects the highest rating of either Moody's Investors Service, Standard & Poor's Rating Group, or Fitch Investors Service.

Note: Income may be subject to the federal alternative minimum tax.

See page 15 for a complete listing of the Portfolio of Investments in Securities.


                                INVESTMENT REVIEW

TEXAS TAX-FREE MONEY MARKET FUND

OBJECTIVE: Provide Texas investors with a high level of current interest income that is exempt from federal income taxes, while preserving capital and maintaining liquidity.

TYPES OF INVESTMENTS: High quality Texas tax-exempt securities with maturities of 397 days or less. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will endeavor to maintain a constant net asset value per share of $1.00.*

* An investment in this Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the Fund will maintain a stable net asset value of $1.00 per share.

                                                      3/31/96        3/31/97

 Net Assets................................        $4.7 Million    $5.3 Million
 Net Asset Value Per Share.................          $1.00             $1.00


Average Annual Total Returns as of 3/31/97
 1 Year...........................................................     3.22%
 Since inception on August 1, 1994................................     3.30%
 7-Day Simple Yield on March 31, 1997.............................     3.13%


A graph is shown here comparing the 7-day yield of the USAA Texas Tax-Free Money Market Fund and the IBC/Donoghue's State Specific SB & GP (Tax-Free) from 3/96 to 3/97. The vertical axis shows the yield and the horizontal axis shows the time period. The ending value, on 3/25/97, for the USAA Texas Tax-Free Money Market Fund is 2.98% and the ending value for the IBC Donoghue's State Specific SB & GP (Tax-Free) is 2.70%.

Total return equals income return and assumes reinvestment of all dividends and any capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. The graph tracks the Fund's 7-day simple yield against IBC/Donoghue's State Specific SB (Stock Broker) & GP (General Purpose) (Tax-Free) Money Funds, an average of all major money market fund yields.


                             Message from the Manager

[A photograph of John C. Bonnell, CFA appears here]

Interest Rates
The short-term debt markets are heavily influenced by actions taken, or not taken by the Federal Reserve (the Fed). After lowering the federal funds rate (the rate banks charge each other for overnight loans) .25% on January 31, 1996, the Fed maintained a stable policy for the remainder of 1996. However, an exceptionally strong jobs report in February 1996 was the first of many signs that the economy was growing much faster than originally anticipated. These strong economic indicators and statistics were perceived by many to have the potential of producing inflation. On March 25, 1997, the Fed announced it was increasing the federal funds rate .25% in an attempt to prevent inflation before it became a problem. It is still unclear (as it always is) whether this will be a single move, or one of a series of rate hikes. The volatility in short-term rates is illustrated by the one-year Treasury bill rate which increased more than 1.0% between February and July 1996, before falling approximately .5% by the end of 1996. The first quarter of 1997 brought higher rates once again with the one-year Treasury bill increasing .5% to end the quarter at 6.0%, the highest since May 22, 1995.

Strategy
We strive to meet the Fund's objective in any prevailing interest rate environment. This is done in part by maintaining a mix of fixed rate securities and variable rate securities in the Fund. Fixed rate securities lock in rates for a given period of time, and help stabilize the Fund's yield during the periods when there is a large amount of cash in the market relative to supply. Variable rate securities pay interest that adjusts periodically to prevailing market conditions, and also provide liquidity necessary to take advantage of higher yielding securities when opportunities arise. Maintaining an appropriate mix of different types of securities and conducting internal credit research combine to provide a highly competitive return. As part of our stringent selection criteria, we strive to ensure all purchases are the best relative value in the market at any given time.

Performance
While past performance is no guarantee of future results, for the 12 months ending March 31, 1997, your Fund ranked 10 out of 149 State Specific Tax-Exempt Money Market Funds according to IBC Financial Data, Inc.(1) The Fund's compounded dividend yield was 3.22%, while the average for the category over the same time period was 2.89%.

(1) IBC Financial Data, Inc. provides independent analyses of trends in the financial services and investing industries, with particular concentration on money market funds.

Texas
The Texas economy continues to expand but at a more moderate pace than in the past. As measured by Gross State Product, Texas' economy accounts for more than 7% of the total U.S. economy. Despite a slowdown in the rate of job growth, the state still added approximately 227,600 jobs in 1996, which is the fourth consecutive year the state added over 200,000 jobs! Texas ranked 10th among the states in rate of employment growth, behind mostly western states with smaller populations. The economy continues to diversify with the oil and gas industry now accounting for 10% of jobs, compared to 25% fifteen years ago. Texas ranks 2nd among the states in total export trade. Trade with Mexico now accounts for nearly one-third of all Texas exports. This number is expected to increase as Mexico solves its own economic difficulties. One of the key issues currently being debated is Governor Bush's attempt to lower school property taxes. While ideas are being proposed now, this is certainly an issue we are monitoring closely. Even though the state is performing very well, we continue to analyze each issue on a case by case basis and remain very selective when investing fund assets.

A graph is here showing the growth of $10,000, from 8/1/94 to 3/31/97, invested in the USAA Texas Tax-Free Money Market Fund. The vertical axis shows the dollar amount and the horizontal axis shows the time period. The ending value is $10,906.

Past performance is no guarantee of future results and the value of your investment may vary according to the Fund's performance. Income may vary according to the Fund's performance. Income may be subject to federal taxes, or to the alternative minimuum tax.

An investment in this Fund is neither insured nor guaranteed by the U.S. government and there is no assurance that the Fund will maintain a stable net asset value of $1 per share.

See page 18 for a complete listing of the Portfolio of Investments in Securities.


                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
USAA State Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities and portfolios of investments in securities of the Texas Tax-Free Income and Texas Tax-Free Money Market Funds, separate Funds of USAA State Tax-Free Trust, as of March 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights information presented in note 7 to the financial statements for each of the years in the two-year period ended March 31, 1997, and the eight-month period ended March 31, 1995. These financial statements and the financial highlights information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights information referred to above present fairly, in all material respects, the financial position of the Texas Tax-Free Income and Texas Tax-Free Money Market Funds, separate Funds of USAA State Tax-Free Trust, as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights information for each of the years in the two-year period ended March 31, 1997, and the eight-month period ended March 31, 1995, in conformity with generally accepted accounting principles.

                                            KPMG PEAT MARWICK LLP


San Antonio, Texas
May 9, 1997


Statements of Assets and Liabilities
(In Thousands)

March 31, 1997

                                                                           Texas             Texas
                                                                         Tax-Free       Tax-Free Money
                                                                        Income Fund       Market Fund
                                                                        -----------       -----------
Assets
   Investments in securities, at market value
      (identified cost of $10,603 and $4,518, respectively)              $  10,880         $  4,518
   Cash                                                                         30               99
   Receivables:
      Capital shares sold                                                        6               36
      Interest                                                                 125               34
      Securities sold                                                        1,199              803
                                                                         ---------         --------
         Total assets                                                       12,240            5,490
                                                                         ---------         --------
Liabilities
   Securities purchased                                                      1,018              138
   Capital shares redeemed                                                      -                66
   Accounts payable and accrued expenses                                         8                3
   Dividends on capital shares                                                   8                3
                                                                         ---------         --------
         Total liabilities                                                   1,034              210
                                                                         ---------         --------
            Net assets applicable to capital shares outstanding          $  11,206         $  5,280
                                                                         =========         ========
Represented by:
   Paid-in capital                                                       $  10,875         $  5,280
   Accumulated net realized gain on investments                                 54               -
   Net unrealized appreciation of investments                                  277               -
                                                                         ---------         --------
            Net assets applicable to capital shares outstanding          $  11,206         $  5,280
                                                                         =========         ========
   Capital shares outstanding, unlimited number of shares
      authorized, $.001 par value                                            1,080            5,280
                                                                         =========         ========
   Net asset value, redemption price, and offering price per share       $   10.38         $   1.00
                                                                         =========         ========


See accompanying notes to financial statements.


Categories & Definitions
Portfolios of Investments in Securities

March 31, 1997


Fixed Rate Instruments -- consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the price of a fixed rate instrument generally varies inversely to the movement of interest rates.

Put Bonds -- provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity to the next tender date.

Variable Rate Demand Notes (VRDN) -- provide the right, on any business day, to sell the security at face value on either that day or in seven days. The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. In money market funds, the effective maturity is the date on which the underlying principal amount may be recovered or the next rate adjustment date consistent with regulatory requirements. In bond funds, the effective maturity is the next put date. Most VRDNs possess a credit enhancement.

Credit Enhancement (CRE) -- adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high quality bank, insurance company, or other corporation, or a collateral trust. Typically, the rating agencies evaluate the security based upon the credit standing of the provider of the credit enhancement, rather than the credit standing of the issuer.


Texas Tax-Free Income Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final         Market
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----
                         Fixed Rate Instruments (96.2%)
               Texas (92.0%)
  $   200      Austin Community College District RB,
                  Series 1995 (CRE)                                6.10 %       2/01/15      $    205
      250      Bexar Metropolitan Water District RB,
                  Series 1995 (CRE)                                5.88         5/01/22           250
      500      Brazos County Health Facilities RB,
                  Series 1993B                                     6.00         1/01/19           484
    1,000      Cedar Hill ISD GO, Series 1996 (CRE)                6.30 (a)     8/15/15           325
      150      Coastal Water Auth. Contract RB,
                  Series 1995 (CRE)                                5.95        12/15/25           147
      500      Denison Hospital Auth. RB, Series 1997              6.13         8/15/27           478 (c)
      200      Department of Housing and Community
                  Affairs RB, Series 1991A                         6.95         7/01/23           209
      300      Guadalupe-Blanco River Auth. IDC RB,
                  Series 1982A                                     6.35         7/01/22           315
      300      Harlingen Higher Education Facilities Corp. RB,
                  Series 1995                                      6.38         8/15/15           288
               Harris County Health Facilities RB,
      200         Series 1991A                                     6.75         2/15/21           212
      150         Series 1992                                      7.13         6/01/15(b)        165
      400      Harris County IDC RB, Series 1992                   6.95         2/01/22           421
      100      Health Facilities Development Corp. RB,
                  Series 1993B (CRE)                               6.38         8/15/23           104
       75      Housing Agency Single-Family Mortgage RB,
                  Series 1991A                                     7.15         9/01/12            79
      150      Houston Water and Sewer System RB,
                  Series 1992B                                     6.38        12/01/14           156
      400      Matagorda County Navigation District PCRB,
                  Series 1993                                      6.00         7/01/28           400
    1,500      Mesquite Health Facilities Development Corp. RB,
                  Series 1996A                                     6.40         2/15/20         1,463
               North Central Texas Health Facilities
                  Development Corp. RB,
      300         Series 1993                                      5.90         6/01/21           293
      400         Series 1996                                      6.30         2/15/15           392
      400      Northeast Hospital Auth. RB, Series 1993B           7.25         7/01/22           426
    2,900      Northwest ISD GO, Series 1997 (CRE)                 6.32 (a)     8/15/25           482
      500      Nueces River Auth. Water Supply Facilities RB,
                  Series 1997 (CRE)                                5.50         3/01/27           469
      800      Orange County Navigation and Port District
                  IDC RB, Series 1996                              6.38         2/01/17           831
               Pantego GO,
       60         Series 1994                                      7.75         2/15/14            65
       65         Series 1994                                      7.75         2/15/15            70
      150      Sabine River Auth. PCRB, Series 1992 (CRE)          6.55        10/01/22           158
      300      San Antonio Electric and Gas RB, Series 1992        5.00         2/01/17           269
      200      San Antonio Electric and Gas RB, Series 1989        6.50         2/01/12           208
      150      Tarrant County Health Facilities Development
                  Corp. RB, Series 1994                            6.00         9/01/24           146
      150      Turnpike Auth. Dallas North Tollway RB,
                  Series 1994 (CRE)                                6.75         1/01/15           162
               Tyler Health Facilities Development Corp. RB,
      280         Series 1993B                                     6.63        11/01/11           286
      135         Series 1993B                                     6.75        11/01/25           138
      200      Water Development Board GO, Series 1994             7.00         8/01/20           219
               Puerto Rico (4.2%)
      500      Electric Power Auth. RB, Series X                   5.50         7/01/25           465
-------------------------------------------------------------------------------------------------------
               Total fixed rate instruments (cost: $10,503)                                    10,780
-------------------------------------------------------------------------------------------------------



                        Variable Rate Demand Note (0.9%)
               Texas
      100      Nueces River Auth. PCRB,
                  Series 1985 (CRE) (cost: $100)                   4.00        12/01/99           100
-------------------------------------------------------------------------------------------------------
               Total investments (cost: $10,603)                                             $ 10,880
                          Portfolio Summary By Industry
-------------------------------------------------------------------------------------------------------



                                      Portfolio Summary by Industry
                                      -----------------------------
                          Hospitals                                       22.9%
                          Nursing Care                                    16.5
                          Electric Power                                  13.4
                          General Obligations                             10.4
                          Conglomerates                                    7.4
                          Water/Sewer                                      6.9
                          Education                                        4.4
                          Leasing                                          3.8
                          Chemicals                                        2.8
                          Single-Family Housing                            2.6
                          Water Utilities                                  2.2
                          Escrowed Securities                              1.5
                          Toll Roads                                       1.4
                          Aluminum                                          .9
                                                                          ----
                          Total                                           97.1%
                                                                          ====


Texas Tax-Free Money Market Fund
Portfolio of Investments in Securities
(In Thousands)

March 31, 1997


  Principal                                                        Coupon       Final
   Amount                    Security                               Rate      Maturity         Value
   ------                    --------                               ----      --------         -----

                       Variable Rate Demand Notes (55.3%)
               Texas
               Amarillo Health Facilities Corp. RB,
 $     100        Series 1985 (CRE)                                3.65 %       5/31/25       $   100
       100        Series 1996A (CRE)                               3.50         8/15/06           100
       200     Arlington IDC RB, Series 1985 (CRE)                 3.80        10/01/20           200
       200     Austin Higher Education Auth. RB,
                  Series 1995 (CRE)                                3.55         8/01/19           200
       200     Gulf Coast IDA RB, Series 1989 (CRE)                3.55        11/01/19           200
       100     Hunt County IDC RB, Series 1987 (CRE)               3.40        10/01/02           100
       200     Lubbock Health Facilities Development Corp. RB,
                  Series 1992 (CRE)                                3.60        10/01/13           200
       100     Maverick County IDC RB, Series 1991 (CRE)           3.55        12/01/01           100
       200     Metropolitan Higher Education Auth. RB,
                  Series 1984 (CRE)                                3.75        12/01/04           200
       200     Port Development Corp. RB, Series 1984 (CRE)        3.65        12/01/04           200
               Tarrant County Housing Finance Corp. MFH RB,
       720        Series 1985 (CRE)                                3.60        12/01/25           720
       500        Series 1994 (CRE)                                3.70        11/01/07           500
       100     Trinity River IDA RB, Series 1994 (CRE)             3.53        11/01/14           100
---------------------------------------------------------------------------------------------------------

               Total variable rate demand notes (cost: $2,920)                                  2,920
---------------------------------------------------------------------------------------------------------



                                Put Bonds (3.8%)
               Texas
       100     Matagorda County Hospital District RB,
                  Series 1988 (CRE)                                3.80         8/01/18           100
       100     Tyler Health Facilities Development Corp.
                  Hospital RB, Series 1993C (CRE)                  3.50        11/01/25           100
---------------------------------------------------------------------------------------------------------

               Total put bonds (cost: $200)                                                       200
---------------------------------------------------------------------------------------------------------



                         Fixed Rate Instruments (26.5%)
               Texas
       200     Arlington Permanent Improvement GO,
                  Series 1992A                                     5.45         8/15/97           201
       145     Association of School Boards TAN,
                  Series 1996A (CRE)                               4.75         8/29/97           146
       175     Harris County Flood Control District
                  Refunding GO, Series 1991                        5.60        10/01/97           176
       105     Lubbock Refunding GO, Series 1997                   3.90         2/15/98           105
        50     New Boston GO, Series 1997 (CRE)                    4.60         2/15/98            50 (c)
       115     Queen City ISD GO, Series 1996 (CRE)                4.00         8/15/97           115
       190     Spring ISD Tax Refunding GO,
                  Series 1993 (CRE)                                4.30         2/15/98           191
       100     Texas A & M University RB, Series 1995              5.10         5/15/97           100
        85     Valley View ISD School Building GO,
                  Series 1997 (CRE)                                7.00         2/15/98            87 (c)
       225     Water Development Refunding GO, Series 1986B        7.10         8/01/97           227
----------------------------------------------------------------------------------------------------------

               Total fixed rate instruments (cost: $1,398)                                      1,398
----------------------------------------------------------------------------------------------------------

               Total investments (cost: $4,518)                                               $ 4,518
==========================================================================================================


                          Portfolio Summary By Industry
                          -----------------------------

                 Multi-Family Housing                            23.1%
                 General Obligations                             15.3
                 Education                                       14.4
                 Hospitals                                        7.6
                 Escrowed Securities                              4.3
                 Oil - International                              3.8
                 Ports/Wharfs                                     3.8
                 Publishing/Newspapers                            3.8
                 Healthcare - Miscellaneous                       1.9
                 Hotel/Motel                                      1.9
                 Oil Well Equipment & Service                     1.9
                 Retail - Specialty                               1.9
                 Retirement Homes                                 1.9
                                                                 ----
                 Total                                           85.6%
                                                                 ====


Notes to Portfolios of Investments in Securities


March 31, 1997


General Notes
Values of securities  are  determined by procedures  and practices  discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Portfolio Description Abbreviations

      CRE      Credit Enhanced
      GO       General Obligation
      IDA      Industrial Development Authority/Agency
      IDC      Industrial Development Corporation
      ISD      Independent School District
      MFH      Multi-Family Housing
      PCRB     Pollution Control Revenue Bond
      RB       Revenue Bond
      TAN      Tax Anticipation Notes

Specific Notes
(a) Zero Coupon security. Rate represents the effective yield at date of purchase. For the Texas Tax-Free Income Fund these securities represent 7.2% of the Fund's net assets.
(b) Prerefunded to various dates prior to maturity at the call price.
(c) At March 31, 1997, the cost of securities purchased on a delayed delivery basis for the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund was $484,890 and $137,049, respectively.

See accompanying notes to financial statements.


Statements of Operations
(In Thousands)

Year ended March 31, 1997


                                                                           Texas               Texas
                                                                          Tax-Free         Tax-Free Money
                                                                        Income Fund         Market Fund
                                                                        -----------         -----------
Net investment income:
   Interest income                                                          $ 583            $  187
                                                                            -----            ------
   Expenses:
      Management fees                                                          48                25
      Transfer agent's fees                                                    11                 5
      Custodian's fees                                                         40                33
      Postage                                                                   1                 1
      Shareholder reporting fees                                                3                 2
      Trustees' fees                                                            7                 7
      Registration fees                                                         1                -
      Audit fees                                                                8                 8
      Legal fees                                                                6                 6
      Other                                                                     3                 3
                                                                            -----            ------
         Total expenses before reimbursement                                  128                90
      Expenses reimbursed                                                     (80)              (65)
                                                                            -----            ------
         Total expenses after reimbursement                                    48                25
                                                                            -----            ------
            Net investment income                                             535               162
                                                                            -----            ------
Net realized and unrealized gain on investments:
      Net realized gain                                                        54              -
      Change in net unrealized appreciation/depreciation                       38              -
                                                                            -----            ------
            Net realized and unrealized gain                                   92              -
                                                                            -----            ------
Increase in net assets resulting from operations                            $ 627            $  162
                                                                            =====            ======


See accompanying notes to financial statements.


Statements of Changes in Net Assets
(In Thousands)

Years ended March 31,


                                                      Texas Tax-Free               Texas Tax-Free
                                                        Income Fund               Money Market Fund
                                                        -----------               -----------------
                                                   1997            1996          1997           1996
                                                   ----            ----          ----           ----
From operations:
   Net investment income                         $     535       $   394       $   162        $   155
   Net realized gain on investments                     54           255            -              -
   Change in net unrealized appreciation/
      depreciation of investments                       38           (37)           -              -
                                                 ---------       -------       -------        -------
      Increase in net assets resulting from
         operations                                    627           612           162            155
                                                 ---------       -------       -------        -------
Distributions to shareholders from:
   Net investment income                              (535)         (394)         (162)          (155)
                                                 ---------       -------       -------        -------
   Net realized gains                                 (160)          (85)           -              -
                                                 ---------       -------       -------        -------
From capital share transactions:
   Proceeds from shares sold                         4,063         6,568         6,602          3,978
   Shares issued for dividends reinvested              583           412            93            123
   Cost of shares redeemed                          (1,425)       (5,506)       (6,110)        (3,287)
                                                 ---------       -------       -------        -------
      Increase in net assets from
         capital share transactions                  3,221         1,474           585            814
                                                 ---------       -------       -------        -------
Net increase in net assets                           3,153         1,607           585            814
Net assets:
   Beginning of period                               8,053         6,446         4,695          3,881
                                                 ---------       -------       -------        -------
   End of period                                 $  11,206       $ 8,053       $ 5,280        $ 4,695
                                                 =========       =======       =======        =======
Change in shares outstanding:
   Shares sold                                         390           621         6,602          3,978
   Shares issued for dividends reinvested               56            39            93            123
   Shares redeemed                                    (137)         (520)       (6,110)        (3,287)
                                                 ---------       -------       -------        -------
      Increase in shares outstanding                   309           140           585            814
                                                 =========       =======       =======        =======


See accompanying notes to financial statements.



Notes to Financial Statements


March 31, 1997
(1)   Summary of Significant Accounting Policies
USAA State Tax-Free Trust (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Delaware business trust consisting of four separate funds. The information presented in this annual report pertains only to the Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (the Funds). The Funds have a common objective of providing Texas investors with a high level of current interest income that is exempt from federal income taxes. The Texas Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A. Security valuation -- Investments in the Texas Tax-Free Income Fund are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities which are not valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees. Securities purchased with maturities of 60 days or less and, pursuant to Rule 2a-7 of the Investment Company Act of 1940, as amended, all securities in the Texas Tax-Free Money Market Fund, are stated at amortized cost which approximates market value.

B. Federal taxes -- Each Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and original issue discounts are amortized over the life of the respective securities. Market discounts are not amortized. Any ordinary income related to market discounts is recognized upon disposition of the bonds. The Funds concentrate their investments in Texas municipal securities and therefore may be exposed to more credit risk than portfolios with a broader geographical diversification.

D. Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Funds participate with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 13, 1998, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, each Fund may borrow up to a maximum of 15% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Funds had no borrowings under either of these agreements during the year ended March 31, 1997.

(3)   Distributions
Net investment income is accrued daily as dividends and distributed to shareholders monthly. All net investment income available for distribution was distributed at March 31, 1997.

Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. A long-term capital gain distribution of $.0479 per share for the Texas Tax-Free Income Fund, declared and paid in May 1997, is not reflected in the accompanying financial statements.

The Funds completed their fiscal year on March 31, 1997. Federal law (Internal Revenue Code of 1986, as amended, and the regulations thereunder) requires each Fund to notify its shareholders after the close of its taxable year as to what portion of its earnings was exempt from federal taxation and dividend distributions which represent long-term capital gains. The net investment income earned and distributed by each of the Funds was 100% tax-exempt for federal income tax purposes. The Texas Tax-Free Income Fund paid $.0479 per share of long-term capital gain distributions for the year ended March 31, 1997.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the year ended March 31, 1997 for the Texas Tax-Free Income Fund were $11,347,144 and $8,069,674, respectively. Purchases and sales/maturities of securities for the year ended March 31, 1997 for the Texas Tax-Free Money Market Fund were $16,146,229 and $16,217,250, respectively.

Gross unrealized appreciation and depreciation of investments at March 31, 1997 for the Texas Tax-Free Income Fund was $326,572 and $50,017, respectively.

(5)   Transactions with Manager
A. Management fees -- The investment policies of the Funds and the management of the Funds' portfolios are carried out by USAA Investment Management Company (the Manager). Management fees are computed as a percentage of aggregate average net assets (ANA) of both Funds combined, which on an annual basis is equal to .50% of the first $50,000,000, .40% of that portion over $50,000,000 but not over $100,000,000, and .30% of that portion over $100,000,000. These fees are allocated on a proportional basis to each Fund monthly based upon ANA.

The Manager has voluntarily agreed to limit the annual expenses of each Fund to .50% of its average net assets.

B. Transfer agent's fees -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Funds based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services -- The Manager provides exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6)   Transactions with Affiliates
USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At March 31, 1997, the Association and its affiliates owned 894,890 shares (16.9%) of the Texas Tax-Free Money Market Fund.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.


Texas Tax-Free Income Fund

March 31, 1997


(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:


                                                         Year Ended March 31,
                                         ---------------------------------------------------
                                             1997                1996                1995 **
                                             ----                ----                ----
Net asset value at
   beginning of period                   $  10.45              $ 10.21             $ 10.00
Net investment income                         .59                  .58                 .34
Net realized and
   unrealized gain                            .13                  .36                 .21
Distributions from net
   investment income                         (.59)                (.58)               (.34)
Distributions of realized
   capital gains                             (.20)                (.12)                 -
                                         --------              -------             -------
Net asset value at
   end of period                         $  10.38              $ 10.45             $ 10.21
                                         ========              =======             =======
Total return (%) *                           7.06                 9.42                5.75
Net assets at end
   of period (000)                       $ 11,206              $ 8,053             $ 6,446
Ratio of expenses to
   average net assets (%)                     .50 (a)              .50(a)              .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                            5.63 (a)             5.51(a)             5.56(a)(b)
Portfolio turnover (%)                      86.17                71.14               49.63

(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                    1.35                 1.66                2.40(b)
Ratio of net investment
   income to average
   net assets (%)                            4.78                 4.35                3.66(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income and capital gains distributions during the period.
 ** Fund commenced operations August 1, 1994.



Texas Tax-Free Money Market Fund

March 31, 1997


(7)  Financial Highlights (continued)
Per share operating performance for a share outstanding throughout each period is as follows:


                                                           Year Ended March 31,
                                          --------------------------------------------------
                                             1997                1996                1995 **
                                             ----                ----                ----
Net asset value at
   beginning of period                    $  1.00              $  1.00             $  1.00
Net investment income                         .03                  .03                 .02
Distributions from net
   investment income                         (.03)                (.03)               (.02)
                                          -------              -------             -------
Net asset value at
   end of period                          $  1.00              $  1.00             $  1.00
                                          =======              =======             =======
Total return (%) *                           3.22                 3.49                2.09
Net assets at end
   of period (000)                        $ 5,280              $ 4,695             $ 3,881
Ratio of expenses to
   average net assets (%)                     .50 (a)              .50(a)              .50(a)(b)
Ratio of net investment
   income to average
   net assets (%)                            3.17 (a)             3.42(a)             3.18(a)(b)


(a) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager.
    Absent such reimbursements the Fund's ratios would have been:

Ratio of expenses to
   average net assets (%)                    1.77                 2.02                2.63(b)
Ratio of net investment
   income to average
   net assets (%)                            1.90                 1.90                1.05(b)


(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
  * Assumes reinvestment of all dividend income distributions during the period.
 ** Fund commenced operations August 1, 1994.